Schedule of Investments PIMCO Corporate & Income Strategy Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 102.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 29.5%
AI Silk Midco Ltd. 8.351% (Euribor 6MO + 5.000%) due 03/04/2031 ~	EUR	800	$888
Alliant Holdings Intermediate LLC TBD% due 09/19/2031		$2,200	2,190
Altice France SA
9.185% (Euribor 3MO + 5.500%) due 08/15/2028 ~	EUR	100	84
10.801% (TSFR3M + 5.500%) due 08/15/2028 ~		$2,893	2,177
AP Core Holdings LLC 10.460% due 09/01/2027		12,110	11,115
BDO U.S.A. PC 10.845% due 08/31/2028 «		2,424	2,449
Cohesity
TBD% due 03/08/2031 «µ		803	803
TBD% due 03/08/2031 «		7,600	7,600
ConnectWise LLC 8.365% due 09/29/2028		798	798
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		9,700	9,706
Delta 2 Lux SARL TBD% due 09/10/2031		1,013	1,015
Diamond Sports Group LLC TBD% due 05/25/2026 «		5,954	4,950
Envision Healthcare Corp. 13.203% due 11/03/2028 «		8,863	9,173
EPIC Y-Grade Services LP 11.068% (TSFR3M + 5.750%) due 06/29/2029 ~		1,300	1,298
Finastra U.S.A., Inc.
TBD% due 09/13/2029 «µ		103	103
TBD% due 09/13/2029 «		992	1,000
First Advantage Holdings LLC TBD% due 09/19/2031«		2,200	2,193
First Brands Group LLC 10.514% due 03/30/2027		10,494	10,401
Forward Air Corp. 9.752% due 12/19/2030		2,815	2,800
Galaxy U.S. Opco, Inc. 10.002% due 04/29/2029		1,098	924
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	3,387	2,542
13.221% due 10/15/2027		$5,631	5,716
Gray Television, Inc. 10.451% due 06/04/2029		2,594	2,497
iHeartCommunications, Inc. 8.210% due 05/01/2026		570	493
Ivanti Software, Inc. 9.833% due 12/01/2027		9,290	7,919
J & J Ventures Gaming LLC 9.960% (TSFR1M + 5.000%) due 04/26/2028 «~		1,160	1,160
Jane Street Group LLC TBD% due 01/26/2028		300	300
JetBlue Airways Corp. 10.517% - 13.000% (PRIME + 4.500%) due 08/27/2029 ~		2,900	2,847
Lealand Finance Co. BV 7.960% due 06/30/2027		75	40
Lealand Finance Co. BV (5.969% Cash and 3.000% PIK) 8.969% due 12/31/2027 (c)		402	154
LifePoint Health, Inc. 10.054% (TSFR3M + 4.750%) due 11/16/2028 ~		2,473	2,475
Magenta Security Holdings LLC
11.366% due 07/27/2028		113	116
11.626% due 07/27/2028		523	158
12.126% due 07/27/2028		119	113
12.376% due 07/27/2028		150	106
Market Bidco Ltd. 8.292% (Euribor 3MO + 4.750%) due 11/04/2027 ~	EUR	964	1,068
Modena Buyer LLC 9.104% due 07/01/2031		$2,800	2,687
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		7,981	6,053
Nvent Thermal LLC TBD% due 09/12/2031		500	500
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~	EUR	2,400	2,072

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Promotorade Informaciones SA 8.898% (Euribor 3MO + 5.220%) due 12/31/2026 ~		15,591	17,210
Promotora de Informaciones SA (6.648% Cash and 5.000% PIK) 11.648% (Euribor 3MO + 2.970%) due 06/30/2027 «~(c)		560	595
Proofpoint, Inc. 7.845% due 08/31/2028		$198	199
Raising Cane's Restaurants LLC 7.014% due 09/18/2031		400	401
Rockpoint Gas Storage Partners LP TBD% due 09/12/2031		2,200	2,194
SCUR-Alpha 1503 GmbH
9.136% (Euribor 3MO + 5.500%) due 03/29/2030 ~	EUR	1,900	2,057
10.752% due 03/29/2030		$2,955	2,825
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	20,171	7,492
Subcalidora 2 SARL 9.095% (Euribor 3MO + 5.750%) due 08/14/2029 «~		6,500	7,091
Syniverse Holdings, Inc. 11.604% due 05/13/2027		$15,320	15,169
TransDigm, Inc. 7.320% (PRIME + 1.500%) due 01/19/2032 ~		2,100	2,094
U.S. Renal Care, Inc. 9.960% due 06/20/2028		16,669	15,260
Unicorn Bay 13.000% due 12/31/2026 «	HKD	48,971	6,338
Univision Communications, Inc. 8.460% due 01/31/2029		$2,000	1,959
Upfield BV 8.178% (Euribor 6MO + 4.500%) due 01/03/2028 ~	EUR	2,700	3,007
Varsity Brands, Inc. 8.821% due 08/26/2031		$2,200	2,188
Veritas U.S., Inc. 9.960% due 09/01/2025		3,606	3,394
Wesco Aircraft Holdings, Inc. TBD% - 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		4,726	5,058
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		1,592	1,043
White Cap Buyer LLC 8.095% due 10/19/2029		600	596
Windstream Services LLC
8.945% due 02/23/2027 «		5,480	5,480
11.195% due 09/21/2027		2,379	2,384

Total Loan Participations and Assignments (Cost $221,049)			214,717

CORPORATE BONDS & NOTES 37.4%
BANKING & FINANCE 9.8%
Adler Financing SARL 12.500% due 12/31/2028 (c)	EUR	4,534	5,261
Alamo Re Ltd. 15.796% (T-BILL 1MO + 11.250%) due 06/08/2026 ~		$300	316
Alliant Holdings Intermediate LLC
6.500% due 10/01/2031		1,700	1,720
7.375% due 10/01/2032		1,700	1,726
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		3,400	3,267
Banca Monte dei Paschi di Siena SpA 8.000% due 01/22/2030 •(k)	EUR	496	557
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •(k)		$600	637
Barclays PLC
6.224% due 05/09/2034 •(k)		1,100	1,186
6.692% due 09/13/2034 •(k)		600	668
7.437% due 11/02/2033 •(k)		1,708	1,973
BGC Group, Inc. 6.600% due 06/10/2029		400	414
BOI Finance BV 7.500% due 02/16/2027 (k)	EUR	2,600	2,746
BPCE SA 7.003% due 10/19/2034 •(k)		$2,200	2,465
CaixaBank SA 6.840% due 09/13/2034 •(k)		400	447
Cape Lookout Re Ltd. 12.546% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		800	817
CI Financial Corp. 7.500% due 05/30/2029		1,800	1,878
Credit Suisse AG AT1 Claim 0.000% due 12/31/2060		1,150	147
Deutsche Bank AG
4.999% due 09/11/2030 •(k)		200	201
5.403% due 09/11/2035 •		200	201
East Lane Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

EvergladesRe II Ltd.
15.046% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	522
16.046% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	521
17.296% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	523
F&G Annuities & Life, Inc. 6.500% due 06/04/2029 (k)		500	515
GSPA Monetization Trust 6.422% due 10/09/2029		2,141	2,159
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		704	658
Host Hotels & Resorts LP 5.500% due 04/15/2035 (k)		700	710
Hudson Pacific Properties LP 3.950% due 11/01/2027 (k)		100	90
Integrity Re Ltd.
21.546% (T-BILL 1MO + 17.000%) due 06/08/2026 ~		400	424
27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		400	430
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,200	3,500
7.200% due 11/28/2033 (k)		2,100	2,393
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	400	431
Long Walk Reinsurance Ltd. 14.296% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$700	714
Pebblebrook Hotel LP 6.375% due 10/15/2029 (b)		300	302
Polestar Re Ltd.
15.046% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		300	300
17.796% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	827
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,207	1,071
Santander Holdings USA, Inc. 5.353% due 09/06/2030 •		600	607
Service Properties Trust
8.375% due 06/15/2029 (k)		1,300	1,300
8.875% due 06/15/2032		1,400	1,339
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,149	673
2.100% due 05/15/2028 ^(d)		200	117
3.125% due 06/05/2030 ^(d)		200	117
3.500% due 01/29/2025 ^(d)		100	58
4.345% due 04/29/2028 ^(d)		500	293
4.570% due 04/29/2033 ^(d)		1,500	879
Synchrony Financial 5.935% due 08/02/2030 •		1,700	1,747
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (c)	EUR	6,703	2,104
Torrey Pines Re Ltd.
10.602% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		$250	258
11.852% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	258
Uniti Group LP
4.750% due 04/15/2028 (k)		2,200	2,043
6.000% due 01/15/2030 (k)		7,721	6,595
6.500% due 02/15/2029		2,600	2,260
Ursa Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		800	836
VICI Properties LP 3.875% due 02/15/2029 (k)		5,800	5,560
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,281	0
Winston RE Ltd. 16.296% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	631
Yosemite Re Ltd. 15.197% (T-BILL 3MO + 10.595%) due 06/06/2025 ~		660	689

			71,332

INDUSTRIALS 23.9%
Altice France Holding SA
8.000% due 05/15/2027	EUR	3,500	1,218
10.500% due 05/15/2027		$7,200	2,497
Altice France SA
3.375% due 01/15/2028	EUR	2,000	1,581
5.125% due 01/15/2029		$800	563
5.125% due 07/15/2029		2,800	1,972
5.500% due 01/15/2028		1,400	1,019
5.500% due 10/15/2029		1,400	982
8.125% due 02/01/2027		400	327
Avis Budget Car Rental LLC 8.250% due 01/15/2030		800	819
Azelis Finance NV 4.750% due 09/25/2029	EUR	500	567
Bayer U.S. Finance LLC
6.250% due 01/21/2029 (k)		$400	423
6.375% due 11/21/2030 (k)		200	214

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

BoeingCo. 6.528% due 05/01/2034 (k)		1,000	1,074
Carvana Co. (11.000% Cash and 13.000% PIK) 24.000% due 06/01/2030 (c)		2,078	2,227
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		7,218	8,379
Cimpress PLC 7.375% due 09/15/2032		300	303
Connect Finco SARL 9.000% due 09/15/2029		1,100	1,066
CVS Pass-Through Trust 7.507% due 01/10/2032 (k)		499	532
DISH DBS Corp.
5.250% due 12/01/2026		7,410	6,862
5.750% due 12/01/2028		10,820	9,474
Ecopetrol SA 8.375% due 01/19/2036		220	225
Exela Intermediate LLC (5.750% Cash and 5.750% PIK) 11.500% due 04/15/2026 (c)		76	13
Ford Motor Co. 7.700% due 05/15/2097 (k)		4,715	5,142
GN Bondco LLC 9.500% due 10/15/2031 (k)		3,900	4,109
Gulfport Energy Corp. 6.750% due 09/01/2029		400	405
HCA, Inc. 7.500% due 11/15/2095 (k)		1,200	1,375
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		12,686	12,169
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	2,578	2,916
JetBlue Airways Corp. 9.875% due 09/20/2031 (k)		$7,816	8,240
LABL, Inc. 8.625% due 10/01/2031 (b)		700	695
LD Celulose International GmbH 7.950% due 01/26/2032 (b)		200	205
LifePoint Health, Inc. 11.000% due 10/15/2030 (k)		1,800	2,033
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	700	750
Matador Resources Co. 6.250% due 04/15/2033		$500	493
Mativ Holdings, Inc. 8.000% due 10/01/2029 (b)		500	511
New Albertsons LP 6.570% due 02/23/2028		5,600	5,582
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)		1,000	671
11.750% due 10/15/2028 (k)		500	493
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		8,800	8,341
Noble Finance LLC 8.000% due 04/15/2030		1,000	1,033
OEG Finance PLC 7.250% due 09/27/2029	EUR	1,800	2,043
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (k)		2,400	2,518
Performance Food Group, Inc. 6.125% due 09/15/2032		$500	512
Perrigo Finance Unlimited Co.
5.375% due 09/30/2032	EUR	500	567
6.125% due 09/30/2032		$500	504
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,688	1,514
6.840% due 01/23/2030 (k)		800	741
8.750% due 06/02/2029 (k)		1,444	1,463
Phinia, Inc. 6.625% due 10/15/2032		300	303
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		2,800	2,891
Rivian Holdings LLC 11.359% due 10/15/2026 •		1,000	1,012
Royal Caribbean Cruises Ltd. 5.625% due 09/30/2031		800	811
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,000	936
Service Corp. International 5.750% due 10/15/2032		$800	806
Thames Water Utilities Finance PLC 4.375% due 01/18/2031	EUR	100	81
Times Square Hotel Trust 8.528% due 08/01/2026		$469	472
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,747	1,581
5.750% due 09/30/2039		5,704	5,675

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

TransDigm, Inc. 6.000% due 01/15/2033		2,100	2,131
U.S. Renal Care, Inc. 10.625% due 06/28/2028		842	739
Univision Communications, Inc. 8.500% due 07/31/2031		1,700	1,705
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	90,000	5,535
Venture Global LNG, Inc.
9.500% due 02/01/2029		$2,670	3,009
9.875% due 02/01/2032 (k)		1,830	2,035
Viridien
7.750% due 04/01/2027 (k)	EUR	2,250	2,479
8.750% due 04/01/2027 (k)		$6,964	6,793
Wayfair LLC 7.250% due 10/31/2029 (b)		300	308
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(c)(d)		19,281	16,241
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		8,500	8,514
Yinson Boronia Production BV 8.947% due 07/31/2042		1,300	1,392
YPF SA 8.750% due 09/11/2031		1,700	1,727

			174,538

UTILITIES 3.7%
Centrais Eletricas Brasileiras SA 6.500% due 01/11/2035		1,100	1,105
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.250% due 01/31/2041		800	836
FORESEA Holding SA 7.500% due 06/15/2030		782	750
NGD Holdings BV 6.750% due 12/31/2026		333	248
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (c)		11,079	9,639
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		23,995	2,399
Pacific Gas & Electric Co. 4.750% due 02/15/2044 (k)		2,240	2,001
Pampa Energia SA 7.950% due 09/10/2031		1,700	1,728
Peru LNG SRL 5.375% due 03/22/2030 (k)		6,289	5,805
Qwest Corp. 7.375% due 05/01/2030		3,600	2,482

			26,993

Total Corporate Bonds & Notes (Cost $299,635)			272,863

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,753

Total Convertible Bonds & Notes (Cost $3,400)			2,753

MUNICIPAL BONDS & NOTES 1.2%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046		425	392

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035		16	17

MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,300	1,837

PUERTO RICO 0.3%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2051		3,867	2,533

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		44,400	4,370

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Total Municipal Bonds & Notes (Cost $9,339)		9,149

U.S. GOVERNMENT AGENCIES 1.4%
Fannie Mae 3.000% due 02/25/2043 - 06/25/2050 (a)(k)	13,372	1,935
Freddie Mac
3.500% due 05/25/2050 (a)(k)	1,628	314
6.155% due 11/25/2055 «~	7,489	5,093
12.945% due 12/25/2027 •	2,593	2,682

Total U.S. Government Agencies (Cost $14,212)		10,024

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.4%
Atrium Hotel Portfolio Trust
6.894% due 12/15/2036 •	4,600	4,466
8.794% due 06/15/2035 •	2,300	2,290
Banc of America Funding Trust 6.000% due 07/25/2037	153	129
Banc of America Mortgage Trust 6.000% due 03/25/2037	113	96
BCAP LLC Trust
3.596% due 08/28/2037 ~	953	944
3.970% due 03/27/2036 ~	1,218	853
4.485% due 03/26/2037 þ	604	919
Bear Stearns ALT-A Trust
4.492% due 09/25/2047 ~	3,489	1,755
4.542% due 11/25/2035 ~	1,904	1,721
4.560% due 08/25/2036 ~	546	260
5.080% due 11/25/2036 ~	2,331	1,206
5.464% due 09/25/2035 ~	200	102
5.469% due 01/25/2036 •	370	350
Braemar Hotels & Resorts Trust 7.669% due 06/15/2035 •	1,400	1,375
CALI Mortgage Trust 3.957% due 03/10/2039	2,900	2,700
CD Mortgage Trust 5.688% due 10/15/2048	282	265
Chase Mortgage Finance Trust
4.815% due 12/25/2035 ~	3	3
6.000% due 07/25/2037	523	239
Citigroup Mortgage Loan Trust 4.708% due 04/25/2037 ~	86	76
Colony Mortgage Capital Ltd.
7.258% due 11/15/2038 •	1,500	1,410
7.954% due 11/15/2038 •	1,100	962
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ~	675	361
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	83
5.750% due 01/25/2035	103	101
5.750% due 02/25/2035	169	114
5.750% due 03/25/2037	375	203
6.000% due 02/25/2035	575	483
6.000% due 04/25/2036	665	320
6.000% due 02/25/2037	3,871	1,548
6.000% due 04/25/2037	697	327
6.250% due 12/25/2036 •	1,010	448
6.500% due 08/25/2036	368	122
Countrywide Home Loan Mortgage Pass-Through Trust
4.502% due 09/20/2036 ~	109	97
6.000% due 07/25/2037	1,086	481
Credit Suisse Mortgage Capital Certificates 5.346% due 10/26/2036 ~	4,526	3,954
DBGS Mortgage Trust 7.511% due 10/15/2036 •	2,270	1,847
Freddie Mac 13.080% due 11/25/2041 •	2,100	2,280
GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~	4,600	4,539
8.497% due 08/15/2039 •	950	953
GSR Mortgage Loan Trust
4.666% due 08/25/2034 ~	210	195
6.000% due 02/25/2036	1,264	522
HarborView Mortgage Loan Trust
4.229% due 06/19/2036 ~	3,340	1,418
4.553% due 01/19/2036 •	345	345
Hilton USA Trust 2.828% due 11/05/2035	800	688
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	3,342	1,042
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,675	2,827
JP Morgan Alternative Loan Trust
4.136% due 03/25/2037 ~	657	527
6.000% due 12/25/2035	744	508

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

JPMorgan Chase Commercial Mortgage Securities Trust
7.211% due 12/15/2036 •		1,000	143
7.961% due 12/15/2036 •		2,500	172
JP Morgan Mortgage Trust
5.334% due 01/25/2037 ~		175	150
5.541% due 02/25/2036 ~		821	563
5.613% due 04/25/2037 ~		3	2
Lehman Mortgage Trust 6.000% due 07/25/2037		22	20
Lehman XS Trust 5.409% due 06/25/2047 •		754	747
MASTR Alternative Loan Trust 6.750% due 07/25/2036		1,447	524
Merrill Lynch Mortgage Investors Trust 4.243% due 03/25/2036 ~		336	166
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		578	538
Morgan Stanley Capital Trust 7.594% due 11/15/2034 •		504	498
Natixis Commercial Mortgage Securities Trust 3.917% due 11/15/2032 ~		2,806	2,539
New Orleans Hotel Trust
6.733% due 04/15/2032 •		800	763
8.833% due 04/15/2032 •		1,300	1,221
Residential Accredit Loans, Inc. Trust
0.724% due 12/26/2034 ~		777	275
5.429% due 05/25/2037 •		74	62
6.000% due 08/25/2036		123	103
Residential Asset Securitization Trust
6.000% due 11/25/2036		2,388	866
6.250% due 09/25/2037		2,395	1,011
Residential Funding Mortgage Securities, Inc. Trust
4.960% due 02/25/2037 ~		708	488
6.500% due 03/25/2032		53	53
Sequoia Mortgage Trust
4.174% due 07/20/2037 ~		208	154
4.578% due 02/20/2047 ~		117	94
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,200	1,106
Structured Adjustable Rate Mortgage Loan Trust
4.635% due 01/25/2036 ~		1,148	648
5.235% due 07/25/2035 ~		252	218
5.528% due 11/25/2036 ~		964	745
SunTrust Adjustable Rate Mortgage Loan Trust
5.606% due 02/25/2037 ~		73	63
5.842% due 04/25/2037 ~		125	73
WaMu Mortgage Pass-Through Certificates Trust
3.966% due 10/25/2036 ~		763	661
4.155% due 07/25/2037 ~		189	169
4.168% due 02/25/2037 ~		223	190
5.064% due 07/25/2037 ~		408	364
Washington Mutual Mortgage Pass-Through Certificates Trust
5.963% due 05/25/2047 •		32	35
6.000% due 10/25/2035		874	683
WSTN Trust
7.958% due 07/05/2037 ~		1,300	1,362
8.748% due 07/05/2037 ~		1,300	1,348
10.174% due 07/05/2037 ~		1,100	1,124

Total Non-Agency Mortgage-Backed Securities (Cost $80,515)			68,395

ASSET-BACKED SECURITIES 7.9%
ACE Securities Corp. Home Equity Loan Trust 5.554% due 02/25/2036 •		24,246	21,605
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	632
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,628
Argent Securities Trust 5.349% due 03/25/2036 •		2,905	1,615
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	1,089
Bear Stearns Asset-Backed Securities Trust
4.829% due 10/25/2036 •		$1,195	1,144
6.500% due 10/25/2036		341	129
Belle Haven ABS CDO Ltd. 8.750% due 07/05/2046 •		175,347	365
Carlyle U.S. CLO Ltd. 0.000% due 10/21/2037 ~		1,895	204
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	618
0.000% due 10/22/2031 ~		1,500	190
Citigroup Mortgage Loan Trust 5.289% due 12/25/2036 •		1,208	663
First Franklin Mortgage Loan Trust
5.914% due 09/25/2035 •		3,443	3,161

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

5.944% due 05/25/2036 •		6,164	5,657
Home Equity Mortgage Loan Asset-Backed Trust 5.129% due 07/25/2037 •		7,211	3,969
JP Morgan Mortgage Acquisition Trust 4.347% due 10/25/2030 þ		3,259	1,683
Lehman XS Trust 5.670% due 08/25/2035 þ		13	14
LNR CDO Ltd. 5.646% due 02/28/2043 •		1,558	12
MAN GLG U.S. CLO Ltd. 0.000% due 07/15/2034 ~		400	256
Marble Point CLO Ltd. 0.000% due 01/22/2052 ~		2,150	1,227
Marlette Funding Trust 0.000% due 09/17/2029 «(f)		7	25
Merrill Lynch Mortgage Investors Trust 5.289% due 04/25/2037 •		347	175
Morgan Stanley ABS Capital, Inc. Trust 5.269% due 06/25/2036 •		233	199
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		374	212
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,199	2,250
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.739% due 10/25/2034 •		573	550
Residential Asset Mortgage Products Trust 6.169% due 01/25/2035 •		1,627	1,571
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		3	1,335
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		4	776
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	333
0.000% due 10/15/2048 «(f)		1	254
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		1,718	160
Taberna Preferred Funding Ltd. 5.884% due 08/05/2036 •		4,668	4,200

Total Asset-Backed Securities (Cost $74,620)			57,901

SOVEREIGN ISSUES 5.4%
Argentina Government International Bond
0.750% due 07/09/2030 þ		2,671	1,502
1.000% due 07/09/2029		669	436
3.500% due 07/09/2041 þ		5,955	2,728
4.125% due 07/09/2035 þ		310	149
4.125% due 07/09/2035 þ(k)		2,693	1,256
4.125% due 07/09/2046 þ		115	58
5.000% due 01/09/2038 þ		10,995	5,795
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	93,000	1,579
13.000% due 01/30/2026		102,600	1,750
Dominican Republic International Bond
10.750% due 06/01/2036		109,400	1,939
11.250% due 09/15/2035		49,000	897
Egypt Government International Bond 6.375% due 04/11/2031	EUR	300	281
El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,500	58
9.250% due 04/17/2030		2,500	2,491
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		600	315
7.875% due 02/11/2035 ^(d)		600	319
8.750% due 03/11/2061 ^(d)		200	108
Peru Government International Bond
6.900% due 08/12/2037	PEN	1,600	445
6.950% due 08/12/2031		3,100	895
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	349
3.900% due 01/30/2033		693	824
4.000% due 01/30/2037		543	647
4.200% due 01/30/2042		678	808
Romania Government International Bond
5.125% due 09/24/2031		1,600	1,790
5.250% due 05/30/2032		900	1,007
5.375% due 03/22/2031		1,210	1,381
5.625% due 02/22/2036		490	542
5.625% due 05/30/2037		900	990
6.375% due 09/18/2033		900	1,077
Russia Government International Bond 1.125% due 11/20/2027		100	60
Turkey Government International Bond
50.000% due 09/06/2028 ~	TRY	177,300	5,138
51.594% due 05/20/2026 ~		300	9
51.594% due 08/19/2026 ~		200	6

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

51.594% due 05/17/2028 ~	35,400	1,029
Ukraine Government International Bond
0.000% due 02/01/2030 þ(g)	$29	12
0.000% due 02/01/2034 þ(g)	107	37
0.000% due 02/01/2035 þ(g)	90	40
0.000% due 02/01/2036 þ(g)	75	33
1.750% due 02/01/2034 þ	131	58
1.750% due 02/01/2035 þ	183	80
1.750% due 02/01/2036 þ	210	90
Venezuela Government International Bond
6.000% due 06/30/2049	240	29
8.250% due 10/13/2024 ^(d)	28	4
9.250% due 09/15/2027 ^(d)	308	49

Total Sovereign Issues (Cost $39,329)		39,090

	SHARES
COMMON STOCKS 8.5%
COMMUNICATION SERVICES 2.1%
Clear Channel Outdoor Holdings, Inc.(e)	531,903	851
iHeartMedia, Inc. 'A'(e)	126,306	234
iHeartMedia, Inc. 'B'«(e)	98,039	163
Promotora de Informaciones SA 'A'(e)	454,519	164
Syniverse Holdings, Inc.«(i)	2,210,339	2,151
Windstream Units«(e)	493,740	11,458

		15,021

CONSUMER DISCRETIONARY 1.3%
Neiman Marcus Group Ltd. LLC«(e)(i)	73,491	9,652
West Marine«(e)(i)	2,500	16

		9,668

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(e)(i)	21,355,531	0

FINANCIALS 1.3%
Banca Monte dei Paschi di Siena SpA	687,000	3,963
Intelsat Emergence SA«(i)	173,216	5,146

		9,109

HEALTH CARE 3.6%
Amsurg Equity«(e)(i)	488,175	26,327

INDUSTRIALS 0.2%
Drillco Holding Lux SA«(i)	44,290	1,092
Forsea Holding SA«	18,411	453
Westmoreland Mining Holdings«(e)(i)	50,075	44
Westmoreland Mining LLC«(e)(i)	50,516	215

		1,804

Total Common Stocks (Cost $53,297)		61,929

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/08/2028«	324	0

FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027«	605	1

Total Warrants (Cost $4,161)		1

PREFERRED SECURITIES 0.7%
BANKING & FINANCE 0.7%
AGFC Capital Trust 7.313% (TSFR3M + 2.012%) due 01/15/2067 ~(k)	2,300,000	1,510
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	70,000	65
Compeer Financial ACA 4.875% due 08/15/2026 •(h)	1,600,000	1,552
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)	1,000,000	1,005
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)	543,000	690

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

SVBFinancial Group
4.000% due 05/15/2026 ^(d)(h)	200,000	1
4.250% due 11/15/2026 ^(d)(h)	100,000	0
4.700% due 11/15/2031 ^(d)(h)	171,000	0

Total Preferred Securities (Cost $4,916)		4,823

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.	177,493	1,001
VICI Properties, Inc.	77,566	2,584

Total Real Estate Investment Trusts (Cost $1,448)		3,585

SHORT-TERM INSTRUMENTS 0.5%
REPURCHASE AGREEMENTS (j) 0.5%		3,900

Total Short-Term Instruments (Cost $3,900)		3,900

Total Investments in Securities (Cost $809,821)		749,130

INVESTMENTS IN AFFILIATES 11.9%
SHORT-TERM INSTRUMENTS 11.9%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%
PIMCO Short-Term Floating NAV Portfolio III	8,890,454	86,566

Total Short-Term Instruments (Cost $86,477)		86,566

Total Investments in Affiliates (Cost $86,477)		86,566

Total Investments 114.7% (Cost $896,298)		$835,696
Financial Derivative Instruments(l)(m)(0.0)%(Cost or Premiums, net $(14,753))		(49)
Auction-Rate Preferred Shares (0.1)%		(1,075)
Other Assets and Liabilities, net (14.6)%		(106,150)

Net Assets Applicable to Common Shareholders 100.0%		$728,422

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Security becomes interest bearing at a future date.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$20,398	$26,327	3.61%
Drillco Holding Lux SA	06/08/2023	886	1,092	0.15
Intelsat Emergence SA	06/19/2017 - 02/23/2024	12,540	5,146	0.71
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	9,652	1.32
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	2,176	2,151	0.30
West Marine	09/12/2023	36	16	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	44	0.01
Westmoreland Mining LLC	06/30/2023	335	215	0.03

$40,221	$44,643	6.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC STR	4.860%	09/30/2024	10/01/2024	$3,900	U.S. Treasury Bonds 1.875% due 02/15/2041	$(3,978)	$3,900	$3,901

Total Repurchase Agreements	$(3,978)	$3,900	$3,901

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.190%	09/23/2024	11/20/2024	(607)	$(608)
BPS	3.730	09/18/2024	TBD(3)	EUR	(1,917)	(2,137)
3.880	09/18/2024	TBD(3)	(340)	(379)
BRC	4.000	09/20/2024	TBD(3)	$(539)	(540)
5.150	09/20/2024	TBD(3)	(370)	(371)
BYR	5.320	08/19/2024	11/19/2024	(6,036)	(6,077)
5.320	09/30/2024	11/19/2024	(120)	(120)
5.340	07/23/2024	11/20/2024	(2,249)	(2,274)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

5.340	07/24/2024	11/20/2024	(3,611)	(3,651)
5.340	07/29/2024	11/20/2024	(5,610)	(5,667)
5.340	09/03/2024	12/03/2024	(2,188)	(2,198)
CDC	5.070	10/01/2024	01/03/2025	(1,198)	(1,198)
5.220	10/01/2024	01/03/2025	(3,199)	(3,199)
5.260	09/16/2024	01/14/2025	(2,227)	(2,233)
5.390	09/16/2024	01/14/2025	(11,261)	(11,288)
5.500	08/19/2024	11/19/2024	(1,751)	(1,762)
5.510	09/30/2024	01/21/2025	(1,213)	(1,213)
5.680	07/23/2024	10/23/2024	(3,698)	(3,739)
5.740	07/01/2024	10/01/2024	(1,144)	(1,161)
5.800	07/26/2024	10/28/2024	(501)	(506)
5.890	07/01/2024	10/01/2024	(3,070)	(3,117)
DEU	5.150	09/20/2024	TBD(3)	(9,316)	(9,331)
5.500	09/12/2024	12/10/2024	(1,961)	(1,967)
IND	5.180	09/27/2024	03/06/2025	(192)	(192)
5.330	09/09/2024	03/06/2025	(3,772)	(3,785)
5.350	09/12/2024	12/12/2024	(490)	(491)
5.380	09/18/2024	12/17/2024	(475)	(476)
5.400	09/18/2024	12/17/2024	(629)	(630)
5.410	09/18/2024	12/17/2024	(75)	(75)
5.430	09/18/2024	12/17/2024	(426)	(426)
5.600	07/09/2024	10/09/2024	(3,494)	(3,539)
5.640	09/03/2024	12/02/2024	(250)	(251)
5.750	09/03/2024	12/02/2024	(450)	(452)
RCY	5.650	09/09/2024	10/07/2024	(1,890)	(1,897)
SOG	5.750	07/10/2024	10/09/2024	(3,151)	(3,193)
5.750	09/23/2024	10/09/2024	(663)	(664)
5.810	07/17/2024	10/16/2024	(1,916)	(1,939)
5.830	08/14/2024	10/24/2024	(1,015)	(1,023)
5.870	07/09/2024	10/09/2024	(3,216)	(3,260)
5.870	07/10/2024	10/09/2024	(1,521)	(1,542)
5.870	08/27/2024	10/09/2024	(957)	(963)
TDM	5.150	09/19/2024	12/18/2024	(229)	(229)
UBS	3.680	09/18/2024	TBD(3)	EUR	(2,326)	(2,592)
3.700	09/18/2024	TBD(3)	(1,931)	(2,153)
3.756	09/24/2024	12/20/2024	(2,179)	(2,427)

Total Reverse Repurchase Agreements	$(96,935)

(k)	Securities with an aggregate market value of $109,356 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(89,191) at a weighted average interest rate of 5.580%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	21,600	$392	$76	$468	$0	$(11)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,800	757	1,278	2,035	0	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	2,800	311	186	497	0	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	1,600	328	793	1,121	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$21,800	(1)	628	627	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	11,000	1	315	316	2	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025	97,000	212	507	719	0	(59)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,700	1	67	68	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	56,800	(705)	3,547	2,842	112	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027	44,900	172	(1,411)	(1,239)	0	(98)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	32,300	(2,862)	702	(2,160)	0	(71)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	19,200	(257)	121	(136)	0	(43)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028	16,898	(5)	1,416	1,411	43	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	84,700	740	(265)	475	0	(216)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029	69,900	34	3,573	3,607	0	(195)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	16,500	(312)	34	(278)	46	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	118,700	(12,228)	1,887	(10,341)	0	(330)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	57,200	3,442	6,117	9,559	155	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031	36,100	(505)	4,551	4,046	94	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032	23,900	(3,269)	408	(2,861)	0	(70)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044	93,400	(2,328)	289	(2,039)	0	(326)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	8,300	(57)	2,427	2,370	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	14,500	(35)	4,785	4,750	39	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	15,100	(58)	4,660	4,602	41	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050	10,800	(33)	2,600	2,567	32	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051	10,900	775	(3,855)	(3,080)	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052	76,450	(1,210)	27,687	26,477	204	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053	8,000	755	151	906	30	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(237)	(49)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,042	1,201	0	(24)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	6,200	583	449	1,032	0	(24)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	2,600	225	844	1,069	0	(20)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	15,300	192	886	1,078	0	(17)

Total Swap Agreements	$(14,598)	$66,258	$51,660	$828	$(1,539)

Cash of $11,873 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	BRL	62	$11	$0	$0
10/2024	HKD	10,729	1,378	0	(2)
10/2024	$11	BRL	62	0	0
10/2024	520	EUR	467	0	(1)
BPS	10/2024	BRL	2,633	$472	0	(12)
10/2024	EUR	12,982	14,426	8	(32)
10/2024	HKD	38,174	4,901	0	(10)
10/2024	TRY	32,684	927	0	(20)
10/2024	$473	BRL	2,633	10	0
11/2024	TRY	155,451	$4,208	0	(98)
01/2025	BRL	2,661	473	0	(10)
BRC	10/2024	AUD	163	111	0	(2)
10/2024	BRL	34	6	0	0
10/2024	GBP	782	1,032	0	(14)
10/2024	$6	BRL	34	0	0
10/2024	1,020	TRY	36,358	31	0
11/2024	10,056	379,608	428	0
12/2024	TRY	13,024	$347	0	(5)
02/2025	$104	TRY	4,207	4	0
CBK	10/2024	EUR	502	$559	0	0
10/2024	$2,622	CAD	3,545	0	(1)
11/2024	CAD	3,542	$2,622	1	0
11/2024	EUR	456	511	3	0
12/2024	PEN	227	59	0	(1)
DUB	10/2024	BRL	610	108	0	(4)
10/2024	$112	BRL	610	0	0
02/2025	PEN	2,361	$630	0	(6)
02/2025	$105	MXN	2,121	1	0
FAR	10/2024	112	AUD	163	1	0
10/2024	76,838	EUR	68,714	0	(349)
11/2024	AUD	163	$112	0	(1)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

11/2024	EUR	68,714	76,943	349	0
12/2024	PEN	2,529	666	0	(16)
GLM	10/2024	BRL	132	23	0	(1)
10/2024	DOP	31,930	535	4	0
10/2024	$24	BRL	132	0	0
10/2024	531	DOP	31,930	0	0
11/2024	DOP	206,577	$3,419	0	(5)
12/2024	55,577	916	0	(2)
JPM	11/2024	$2,606	TRY	97,270	109	0
02/2025	238	9,591	8	0
05/2025	2,049	90,410	78	0
MBC	10/2024	EUR	1,532	$1,701	0	(4)
10/2024	$1,046	GBP	782	0	0
11/2024	EUR	1,901	$2,130	11	0
11/2024	GBP	782	1,046	0	0
MYI	10/2024	EUR	56,061	62,480	75	0
SCX	10/2024	CAD	3,544	2,631	11	0
UAG	02/2025	$91	TRY	3,718	4	0

Total Forward Foreign Currency Contracts	$1,136	$(596)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.078%	$2,700	$0	$212	$212	$0
GST	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.114	800	(155)	65	0	(90)

Total Swap Agreements	$(155)	$277	$212	$(90)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$151,018	$63,699	$214,717
Corporate Bonds & Notes
Banking & Finance	0	71,332	0	71,332
Industrials	0	158,297	16,241	174,538
Utilities	0	26,993	0	26,993
Convertible Bonds & Notes
Industrials	0	2,753	0	2,753
Municipal Bonds & Notes
California	0	392	0	392
Illinois	0	17	0	17
Michigan	0	1,837	0	1,837
Puerto Rico	0	2,533	0	2,533
West Virginia	0	4,370	0	4,370
U.S. Government Agencies	0	4,931	5,093	10,024
Non-Agency Mortgage-Backed Securities	0	68,395	0	68,395
Asset-Backed Securities	0	55,018	2,883	57,901
Sovereign Issues	0	39,090	0	39,090
Common Stocks
Communication Services	1,249	0	13,772	15,021
Consumer Discretionary	0	0	9,668	9,668
Financials	3,963	0	5,146	9,109
Health Care	0	0	26,327	26,327
Industrials	0	0	1,804	1,804
Warrants
Financials	0	0	1	1
Preferred Securities

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

Banking & Finance					0		4,823	0	4,823
Real Estate Investment Trusts
Real Estate					3,585		0	0	3,585
Short-Term Instruments
Repurchase Agreements					0		3,900	0	3,900

					$8,797		$595,699	$144,634	$749,130
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes					$86,566		$0	$0	$86,566

Total Investments					$95,363		$595,699	$144,634	$835,696

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared					0		828	0	828
Over the counter					0		1,136	212	1,348

					$0		$1,964	$212	$2,176
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared					0		(1,539)	0	(1,539)
Over the counter					0		(686)	0	(686)

					$0		$(2,225)	$0	$(2,225)

Total Financial Derivative Instruments					$0		$(261)	$212	$(49)

Totals					$95,363		$595,438	$144,846	$835,647

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$42,789	$15,505	$(6,352)	$88	$8	$6,116	$5,545	$0	$63,699	$593
Corporate Bonds & Notes
Banking & Finance	6,699	0	(6,702)	0	29	(26)	0	0	0	(373)
Industrials	17,546	0	0	0	0	(1,305)	0	0	16,241	(1,305)
U.S. Government Agencies	4,628	0	(21)	5	7	474	0	0	5,093	473
Non-Agency Mortgage-Backed Securities	401	9	(62)	(1)	(29)	52	0	(370)	0	0
Asset-Backed Securities	3,209	0	(1)	7	0	(318)	0	(14)	2,883	(318)
Common Stocks
Communication Services(3)	10,474	0	0	0	0	3,298	0	0	13,772	3,298
Consumer Discretionary(4)	9,946	0	0	0	0	(278)	0	0	9,669	(278)
Energy	31	0	(34)	0	18	(15)	0	0	0	0
Financials	6,442	0	0	0	0	(1,296)	0	0	5,146	(1,296)
Health Care	24,167	0	0	0	0	2,160	0	0	26,327	2,160
Industrials	1,793	0	0	0	0	11	0	0	1,804	11
Warrants
Financials	1	0	0	0	0	0	0	0	1	0
Preferred Securities
Industrials	0	0	0	0	(1,956)	1,956	0	0	0	0

	$128,126	$15,514	$(13,172)	$99	$(1,923)	$10,829	$5,545	$(384)	$144,634	$2,965
Financial Derivative Instruments- Assets
Over the counter	$208	$0	$0	$0	$0	$4	$0	$0	$212	$4

Totals	$128,334	$15,514	$(13,172)	$99	$(1,923)	$10,833	$5,545	$(384)	$144,846	$3,000

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average%

Investments in Securities, at Value
Loan Participations and Assignments		$19,476	Discounted Cash Flow			Discount Rate			9.530 - 99.999	30.578
		4,950	Expected Recovery			Recovery Rate			83.144	—
		6,338	Proxy Pricing			Base Price			100.000	—

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2024 (Unaudited)

	8,403	Recent Transaction	Purchase Price		100.000	—
	24,532	Third Party Vendor	Broker Quote		98.000 - 103.500	100.802
Corporate Bonds & Notes
Industrials	16,241	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	1.000/9.500	—
U.S. Government Agencies	5,093	Discounted Cash Flow	Discount Rate		10.872	—
Asset-Backed Securities	2,883	Discounted Cash Flow	Discount Rate		12.000 - 99.999	82.075
Common Stocks
Communication Services	11,458	Comparable Companies	EBITDA Multiple	X	4.439	—
	2,151	Discounted Cash Flow	Discount Rate		12.950	—
	163	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Consumer Discretionary	9,652	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X /%	0.610/6.830/10.000	—
	16	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue multiple	%/ X	99.999	—
Financials	5,146	Comparable Companies	EBITDA Multiple	X	4.400	—
Health Care	26,327	Comparable Companies	EBITDA Multiple	X	15.500	—
Industrials	1,805	Indicative Market Quotation	Broker Quote		$0.880 - 24.656	24.656
Warrants
Financials	1	Option Pricing Model	Volatility		32.500 - 32.500	32.500
Financial Derivative Instruments- Assets
Over the counter	212	Indicative Market Quotation	Broker Quote		7.840	—

Total	$144,846

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)			Sector type updated from Utilities and Industrials to Communication Servicessince prior fiscal year end.
(4)			Sector type updated from Utilities and Industrials to Consumer Discretionarysince prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$73,014	$91,589	$(78,100)	$7	$56	$86,566	$1,109	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	FICC STR	Fixed Income Clearing Corp. - State Street FICC Repo	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	MXN	Mexican Peso

Index/Spread Abbreviations:
PRIME	Daily US Prime Rate	SONIO	Sterling Overnight Interbank Average Rate	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap